                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
Subsection 240.14a-12

                 ILLINOIS COMMUNITY BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

                 ILLINOIS COMMUNITY BANCORP, INC.
----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Rules 0-11(c)(1)(iii), 14a-6(i)(1), or
      14a-6(i)(2).
[  ]  $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                          [LETTERHEAD]







                        October 28, 1996






Dear Stockholder:

     We invite you to attend the first annual meeting of stockholders of Illinois Community Bancorp, Inc. to be held at the main office of Illinois Guarantee Savings Bank, 210 E. Fayette Avenue, Effingham, Illinois on Thursday, November 21, 1996 at 3:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's subsidiary, Illinois Guarantee Savings Bank, FSB. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                               Sincerely,

                              /s/ Douglas A. Pike

                              Douglas A. Pike
                              President

_________________________________________________________________
                ILLINOIS COMMUNITY BANCORP, INC.
                     210 E. FAYETTE AVENUE
                  EFFINGHAM, ILLINOIS  62401-3613
                       (217) 347-7127
_________________________________________________________________
             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON NOVEMBER 21, 1996
_________________________________________________________________

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Illinois Community
Bancorp, Inc. (the "Company") will be held at the main office of Illinois Guarantee Savings Bank, 210 E. Fayette Avenue,
Effingham, Illinois on Thursday, November 21, 1996 at 3:00 p.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.    The election of four directors of the Company; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on October 18, 1996 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ Ronald R. Schettler

                        RONALD R. SCHETTLER
                        SECRETARY

Effingham, Illinois
October 28, 1996


_________________________________________________________________
     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
_________________________________________________________________

_________________________________________________________________
                         PROXY STATEMENT
                               OF
                  ILLINOIS COMMUNITY BANCORP, INC.
                       210 E. FAYETTE AVENUE
                  EFFINGHAM, ILLINOIS  62401-3613
_________________________________________________________________
                   ANNUAL MEETING OF STOCKHOLDERS
                          NOVEMBER 21, 1996
_________________________________________________________________

_________________________________________________________________
                              GENERAL
_________________________________________________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Illinois Community Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the main office of Illinois Guarantee Savings Bank, 210 E. Fayette Avenue, Effingham, Illinois on Thursday, November 21, 1996 at 3:00 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about October 28, 1996.

_________________________________________________________________
               VOTING AND REVOCABILITY OF PROXIES
_________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to Ronald
R. Schettler, Secretary of the Company, at the address shown above, by filing a properly-executed, later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and in favor of each of the other proposals set forth in this proxy statement for con-sideration at the Annual Meeting. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxies as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

_________________________________________________________________
                        RECENT EVENTS
_________________________________________________________________

     On July 23, 1996 at a Special Meeting of Stockholders, the holders of a majority of the shares of common stock of Illinois Guarantee Savings Bank, FSB, par value $1.00 per share (the "Bank Common Stock"), which were eligible to vote at the Special Meeting, approved an Agreement and Plan of Reorganization, pursuant to which the Illinois Guarantee Savings Bank, FSB (the "Bank") would become a wholly-owned subsidiary of the Company (the "Reorganization"). The Reorganization was completed on September 27, 1996 and on that date each outstanding share of Bank Common Stock (except for the shares of one dissenting stockholder) was converted into one share of the Company's common stock, par value $.01 per share (the "Common Stock") and the holders of Bank Common Stock became the holders of all the outstanding shares of the Company's Common Stock.


     As of September 27, 1996, the Company was not engaged in any business activity other than to hold all of the Bank Common Stock. The Bank continues its operations at the same location, with the same management and is still subject to all of its rights, obligations and liabilities existing immediately prior to the Reorganization.

_________________________________________________________________
        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
_________________________________________________________________

     Stockholders of record as of the close of business on October 18, 1996 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, the Company had 502,550 shares of Common Stock, issued and outstanding.

     Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports, management knows of no person or entity, other than those disclosed below, who owned more than 5% of the Company's Common Stock at the Record Date. The following table sets forth, as of the Record Date, the shares of Company Common Stock beneficially owned by such persons and entity and by all officers and directors of the Company as a group.

                                         AMOUNT AND         PERCENT OF
                                         NATURE OF          SHARES OF
NAME AND ADDRESS                         BENEFICIAL         COMMON STOCK
OF BENEFICIAL OWNERS                     OWNERSHIP(1)       OUTSTANDING
--------------------                     ------------       ------------
Illinois Guarantee Savings Bank, FSB       40,204 (2)             8%
Employee Stock Ownership Plan
210 E. Fayette Avenue
Effingham, Illinois  62401-3613

All Officers and Directors                 95,935 (3)         19.09%
  as a Group (14 Persons)

_____________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock. The Company's directors and executive officers and persons who own more than ten percent of the Common Stock, are required to report their ownership and changes in ownership of the Common Stock with the Company.

(2) Shares owned by the Employee Stock Ownership Plan ("ESOP") are held in a suspense account for allocation among participants on the basis of compensation as the loan is repaid. Of the 40,204 shares held by the ESOP, 4,623 shares had been allocated as of June 30, 1996. The ESOP Committee as appointed by the Board of Directors, consists of Directors Ludwig, Garbe and Sehy. Directors Ludwig, Garbe and Sehy, none of whom are full-time employees of the Bank, serve as the ESOP Trustee. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Allocated shares for which employees do not give instructions and unallocated shares are voted by the ESOP Trustee in the same proportion as participants vote allocated stock; provided that, in the absence of any voting direction as to allocated stock, the Bank's Board of Directors shall direct the Trustee as to the voting of all shares of unallocated stock and in the absence of such direction from the Board Directors, the Trustee shall have sole discretion as to the voting of such shares.

(3) Includes certain shares of Common Stock owned by businesses in which the director is an officer or major stockholder, or by spouses, or as a custodian or trustee for minor children, over which shares the named individual or all officers and directors as a group effectively exercise sole voting and investment power.


SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of the Record Date, the beneficial ownership of the Common Stock by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                         AMOUNT AND         PERCENT OF
                                         NATURE OF          SHARES OF
NAME AND ADDRESS                         BENEFICIAL         COMMON STOCK
OF BENEFICIAL OWNERS(1)                  OWNERSHIP(2)       OUTSTANDING
--------------------                     ------------       ------------
     Garrett M. Andes, II                  23,560               4.69%
     Ernest E. Garbe                        3,587               0.71
     Milton Hinkle                          5,500               1.09
     Scott R. Kabbes                           --                 --
     Gerald E. Ludwig                      44,594               8.87
     Douglas A. Pike                        1,000               0.20
     Frederick C. Schaefer                  1,000               0.20
     Ronald R. Schettler                    4,000               0.80
     Michael F. Sehy                        6,917               1.38

     All Executive Officers and
     Directors as a Group (10 persons)     90,158              17.94%

_____________
(1) The persons listed in this table all have the same address as the Company.

(2) For the definition of beneficial ownership, see footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. Does not include the shares held by the ESOP Trust. For more information, see "Voting Securities and Principal Holders Thereof -- Footnotes
(2) and (3)" above.

_________________________________________________________________
           PROPOSAL I -- ELECTION OF DIRECTORS
_________________________________________________________________

General

     At the Company's October 1996 organizational meeting, the Board of Directors appointed Scott R. Kabbes and Ronald R. Schettler to the Company's Board, thereby expanding the size of the Board from seven to nine members. Both Mr. Kabbes and Mr. Schettler have been nominated by the Board to stand for election for full terms as Directors of the Company at the Annual Meeting. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, three directors will be elected for a term expiring at the 1999 Annual Meeting. The Board of Directors has nominated Garrett M. Andes, II, Ernest E. Garbe and Scott R. Kabbes to serve as directors for a three-year period. The Board of Directors has also nominated Ronald R. Schettler to serve as a director for an initial term expiring at the 1998 Annual Meeting. Messrs. Andes and Garbe are currently members of the Board.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.


     The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director of the Bank, which is the Company's principal operating subsidiary, and the expiration of his term as a director. All such persons were appointed as directors in 1996 in connection with the incorporation and organization of the Company, except Messrs. Schettler and Kabbes. Each director of the Company also is a member of the Board of Directors of the Bank.

                                         YEAR FIRST      CURRENT
                                         ELECTED AS       TERM
                         AGE AT          DIRECTOR OF       TO
NAME                 JUNE 30, 1996        THE BANK       EXPIRE
----                 -------------      ------------    ---------

                  BOARD NOMINEE FOR TERM TO EXPIRE IN 1998

Ronald R. Schettler      54               --                --

                 BOARD NOMINEES FOR TERMS TO EXPIRE IN 1999

Garrett M. Andes, II    39               1994              1996
Ernest E. Garbe         65               1990              1996
Scott R. Kabbes         36                --                --

                       DIRECTORS CONTINUING IN OFFICE

Gerald E. Ludwig        50               1988              1997
Milton Hinkle           69               1994              1997
Michael F. Sehy         57               1987              1997
Frederick C. Schaefer   60               1988              1998
Douglas A. Pike         36               1995              1998

     Set forth below is information concerning the Company's directors for at least the past five years, unless otherwise stated.

     GARRETT M. ANDES, II is the owner of a pharmacy in Effingham, Illinois. He currently serves as Vice President of the Kiwanas, President of the Sacred Heart Booster Club and is a member of the Sacred Heart Building Fund Committee.

     ERNEST E. GARBE was a self-employed farmer until his retirement in 1995. He currently serves on the boards of directors of the National Lutheran Church-Missouri Synod, Inc., the South Central Regional Planning Commission and the Dieterich Community Development Corporation. Mr. Garbe is also a charter member of the Dieterich Community Ruritan Club and a member of the Private Industry Council of 14 County S.D.A. 23.

     SCOTT R. KABBES is founder and President of EagleSoft Incorporated, a health care software company founded in April 1993, which has offices in Effingham, Illinois and Tulsa, Oklahoma. Prior to EagleSoft, Mr. Kabbes spent 11 years with PSI, a veterinary software company that was acquired by Colgate Palmolive in 1989. Mr. Kabbes is a member of St. Anthony Parish, the Knights of Columbus, the City of Effingham Industrial Commission and serves as Secretary of the Unit #40 Board of Education.

     GERALD E. LUDWIG is owner of Ludwig Medical, Inc., a manufacturer of plastic disposable medical devices. Mr. Ludwig was elected Chairman of the Board and Chief Executive Officer of the Bank on April 18, 1995. Mr. Ludwig also currently serves as Chairman of the Board and Chief Executive Officer of the Company.

     MILTON HINKLE is a retired masonry contractor. He is a member of the Sacred Heart Catholic Church Board of Directors as a Lay Board Member.

     MICHAEL F. SEHY is a self-employed optometrist. He currently serves on the Effingham Park District Commission, serves as a Director of the Effingham Rotary Club and is a director of the Eastern Illinois Optometric Society.

     FREDERICK C. SCHAEFER is a ticket agent for Greyhound, a position he has held since 1990. From 1958 until his retirement in 1988, Mr. Schaefer served as an Illinois State Trooper. He is currently a member of the Knights of Columbus and the Fraternal Order of Police.

     RONALD R. SCHETTLER has been in the financial institutions industry for more than 30 years, and currently serves as Senior Vice President of the Bank in charge of administration and investments, a position he has held since joining the Bank in June 1995. Mr. Schettler also serves as Secretary to both the Bank and the Company. Prior to June 1995, Mr. Schettler was Vice President of Effingham State Bank in Effingham, Illinois. He is a member of the United Methodist Church, the Scottish Rite, the Effingham Chamber of Commerce, the Master Masons, the Effingham Shrine Club and the Benevolent Order of Elks.

     DOUGLAS A. PIKE has been in the financial institutions industry for more than 12 years and joined the Bank in February 1995 as Vice President of Lending. Mr. Pike was appointed President and Chief Operating Officer of the Bank on June 20, 1995. Mr. Pike currently serves as President and Chief Operating Officer of the Company. Prior to joining the Bank, he served as loan officer of Effingham State Bank and, prior to that, as consumer loan officer of First National Bank of Effingham, both in Effingham, Illinois. Mr. Pike is a Commissioner of the Effingham City Council, and a Director for the Effingham County Community Development Corporation.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth information regarding the executive officers of the Company who do not serve on the Board of Directors.

                            AGE AT
                           JUNE 30,
   NAME                      1996                TITLE
---------                 ---------              ------
John H. Leonard              43           Senior Vice President,
                                          Chief Credit Officer

     The principal occupation of each executive officer of the Company for the last five years, unless otherwise stated, is set forth below.

     JOHN H. LEONARD has been in the financial institutions industry for more than 21 years and currently serves as Senior Vice President and Chief Credit Officer of the Bank, a position he has held since May 1996. Prior to that time, Mr. Leonard was Assistant Vice President/Commercial Loan Officer of Citizens Bank of Illinois in Effingham, Illinois. He is a director for the Effingham Chamber of Commerce and a director for the Effingham Family YMCA.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board and its committees. Regular meetings of the Board of Directors are held on a monthly basis. The Board of Directors held 12 meetings during the fiscal year ended June 30, 1996. No director attended fewer than 75% of the meetings of the Board of Directors and committees on which such director served during this period.

     The Board's Audit Committee consists of all non-employee directors and meets as needed to review the Bank's annual audit.
The Audit Committee met once during fiscal 1996.

     The Board's Lending Committee consists of various members of the Board on a rotating basis, and meets as needed to approve new
loans.   The Lending Committee met 12 times during fiscal 1996.

     The Company's full Board will act as a nominating committee for selecting the management nominees for election as directors in accordance with the Company's Bylaws. The Board of Directors does not have an Executive Committee, as the full Board meets sufficiently often to conduct Bank and Company business.

EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation for fiscal 1996 awarded to or earned by the Company's Chief Executive Officer. No executive officer of the
Company earned salary and bonus in fiscal 1996 exceeding $100,000 for services rendered in all capacities to the Company.

                                    Annual Compensation
Name and                        -------------------------------
Principal                Fiscal                    Other Annual          Long-Term       All Other
Position                  Year  Salary   Bonus    Compensation(1)       Compensation    Compensation
----------------------------------------------------------------------------------------------------------

Douglas A. Pike (2)       1996 $42,345     --          --                  --             $ 6,000
  President               1995  13,919     --          --                  --                  -- (3)

_______________
(1)   Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits.  The amount of such benefits received by the named executive officer in fiscal 1996 or 1995 did not exceed 10% of the named executive officer's salary during each of the two years.
(2)   Although Gerald E. Ludwig holds the title of Chief Executive Officer of the Company and
      Bank, Mr. Ludwig was only paid Directors fees in his capacity as a Director of the Company and Bank during fiscal 1996.  Douglas A. Pike, President and Chief Operating Officer of the
      Company and Bank, performs the duties commensurate with the title of Chief Executive
      Officer and is therefore listed above.
(3)   Includes Directors' fees.

     EMPLOYMENT AGREEMENT. Effective January 16, 1996, the Bank entered into a separate employment agreement (the "Employment Agreement") with Douglas A. Pike, President of the Bank ("Executive"). In such capacity, such Executive is responsible for overseeing all operations of the Bank, and for implementing the policies adopted by the Board of Directors. The Board believes that the Employment Agreement assures fair treatment of the Executive in relation to his career with the Company and the Bank by assuring him of some financial security.

     The Employment Agreement provides for a term of three years,
with an annual base salary of $45,000 from the Bank.   On each
annual anniversary date from the effective date of the Employment Agreement, the Executive's term of employment under the Employment Agreement will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Executive has met the Board's required performance standards and that such Employment Agreement should be extended. The Employment Agreement provides the Executive with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The Employment Agreement will terminate upon the Executive's death and may terminate due to the Executive's disability. The Employment Agreement is also terminable for "just cause" as defined in the Employment Agreement. In the event of termination for just cause, no severance benefits are available. If the Bank terminates the Executive without just cause, the Executive will be entitled to a

continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement, plus an additional 12-month period, and, at the Executive's election, either cash in an amount equal to the cost to the Executive of obtaining health, life, disability, and other benefits which the Executive would have been eligible to participate in through the Employment Agreement's expiration date or continued participation in such benefit plans through the agreement's expiration date, provided the Executive continued to qualify for participation therein. If the Employment Agreement is terminated due to the Executive's "disability" (as defined in the Employment Agreement), the Executive will be entitled to a continuation of his salary and benefits for up to 180 days following such termination. In the event of the Executive's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the last day of the calendar month in which the Executive's death occurred. The Executive is able to voluntarily terminate his Employment Agreement by providing 90 days' written notice to the Board of Directors of the Bank, in which case the Executive is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

     The Employment Agreement contains provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, other than for "just cause," the Executive will be paid a lump sum payment within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code'), and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that the Executive receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's voting stock, the control of the election of a majority of the Bank's directors, or the exercise of a controlling influence over the management or policies of the Bank. In addition, under the Employment Agreement, a change in control occurs when, during any consecutive two-year period, directors of the Bank at the beginning of such period cease to constitute at least a majority of the Board of Directors of the Bank, unless the election of such replacement directors was approved by at least a majority vote of the initial directors then in office. The same amount would be paid (i) in the event of an Executive's voluntary termination of employment within 12 months following a change in control, or (ii) in the event of the Executive's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by the Executive, including
(i) the requirement that the Executive to perform his principal executive functions more than 30 miles from the Bank's primary office, (ii) a material reduction in the Executive's base compensation as in effect on the date of the change in control,
(iii) the failure of the Bank to continue to provide the Executive with compensation and benefits, including material vacation, fringe benefits, stock option and retirement plans,
(iv) the assignment to the Executive of duties and responsibilities which are materially different from those normally associated with his position with the Bank, (v) a material reduction in the Executive's authority and responsibilities, and (vi) the failure to elect or re-elect the Executive to the Bank's Board of Directors, if he is serving on the Board upon the date of the change in control, or (vii) a material reduction in administrative support for the Executive. Further, the Employment Agreement provides that within five business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times the Executive's base amount, that will be used to pay the Executive amounts owed to him upon termination, other than for just cause, within one year of the change in control. The aggregate payments that would be made to Mr. Pike, assuming that termination of employment under the foregoing circumstances and based on Mr. Pike's salary through the year ended June 30, 1996, would have been approximately $134,550. In the event that the Executive prevails over the Bank in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

`                            -7-

Option Grants in Last Fiscal Year

     The following table contains information concerning the grants of stock options under the Illinois Community Bancorp, Inc. 1996 Stock Option and Incentive Plan (the "Option Plan") to the Company's Chief Executive Officer. No executive officer of the Company, other than as set forth below, received a total salary and bonus in fiscal year 1996 that exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                           Individual Grants
                     ------------------------------------------------------------
                     Number of          % of Total
                     Securities           Options
                     Underlying         Granted to
                       Options         Employees in     Exercise     Expiration
Name                 Granted (1)        Fiscal Year     Price(1)        Date
----               ---------------     -------------    ---------    -----------

Douglas A. Pike        12,060            30.38%          $12.00        07/23/06

____________
(1) Option grant was effective as of July 23, 1996, upon stockholder approval of the Option Plan. Exercise price is the market price of the Common Stock of $12.00 as of the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-
END OPTION VALUES

     The following table sets forth the 1996 fiscal year-end value of unexercised in-the-money options held by the Company's
Chief Executive Officer.

                                                                                     Value of Securities
                                                    Number of Securities            Underlying Unexercised
                                                    Underlying Unexercised               In-the-Money
                                                    Options at FY-End (1)            Options at FY-End (1)
                   Shares Acquired      Value      --------------------------     ---------------------------
Name               on Exercise(#)     Realized($)  Exercisable  Unexercisable     Exercisable   Unexercisable
----               ---------------    ----------   -----------  -------------     -----------   -------------

Douglas A. Pike          --            $  --           --         12,060          $  --           144,720

____________
(1) Consists of options granted under the Option Plan. Option grant was effective as of July 23, 1996, upon stockholder approval of the Option Plan. Exercise price is the market price of the Common Stock of $12.00 as of the date of grant.

DIRECTOR COMPENSATION

     DIRECTORS' FEES. The Company's Board of Directors receive fees of $500 per month. Total Directors' fees for fiscal 1996 were $42,000.

     DIRECTOR RETIREMENT PLAN. On September 27, 1996, the Company assumed the obligations of the Illinois Guarantee Savings Bank, FSB Retirement Plan for Non-employee Directors, which was adopted by the Bank's Board of Directors, effective January 1, 1995. This plan has subsequently been renamed the Illinois Community Bancorp, Inc. Retirement Plan for Non-employee Directors (the "Directors' Plan"). Under the Directors' Plan, each director will receive monthly benefits for the ten-year period following termination of service on the Board, in an amount equal to the product of his "Benefit Percentage", his "Vested Percentage" and $500. A participant's "Benefit Percentage" is based on his overall years of service on the Board of Directors of the Company, and increases in increments of 5% for each full year of service, to 100% for 20 or more years of service. A participant's "Vested Percentage" is based on years of service after January 1, 1995, and increases from 33 1/3% for less than one year of service, to 66 2/3% for one year of service, to 100% for two or more years of service. A participant's Vested Percentage accelerates to 100% if his service terminates due to death or disability. In the event of a "change in

control" (as such term is defined in the Directors' Plan), the participant's Vested Percentage becomes 100% regardless of his years of service (provided the director is then serving on the Board), and his benefit becomes immediately payable. This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control. If a participant dies, his surviving spouse will receive an amount equal to 50% of the benefits that would have been paid to the participant under the Directors' Plan if the participant (i) had survived to collect the full benefits payable for retirement, and
(ii) had a Vested Percentage equal to 100%, but only if the participant had not both terminated service on the Board of Directors prior to his death, and then had a Vested Percentage below 100%. The Company will pay benefits from its general assets, and expects to establish a trust in order to hold assets with which to pay benefits. Trust assets will be subject to the claims of the Company's general creditors.

TRANSACTIONS WITH MANAGEMENT

     From time to time the Bank makes mortgage or other loans to its directors, officers and other employees. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA"), loans to the Bank's directors and executive officers are required to be made on terms substantially the same as those offered in comparable transactions to other persons.
Furthermore, FIRREA generally prohibits loans above the greater of $25,000 or 5.0% of the Bank's capital and surplus (up to $500,000) to directors and officers and their affiliates, unless such loans are approved in advance by a disinterested majority of the board of directors. As a matter of policy, loans to directors and officers of the Bank, as well as other affiliated persons or entities, currently are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectability or present other unfavorable features, and are approved by the Board of Directors.

_________________________________________________________________
       RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
_________________________________________________________________

     Larsson Woodyard & Henson, which was the Company's independent certified public accounting firm for the 1996 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 1997 fiscal year. A representative of Larsson Woodyard & Henson is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.

_________________________________________________________________
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
_________________________________________________________________

     Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Corporation's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Insiders") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on the Company's review of ownership reports received prior to the Record Date, or written representations from reporting persons that no annual report of change in beneficial ownership is required, the Company believes that all directors, executive officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements for the 1996 fiscal year, except for Senior Vice President John H. Leonard, who failed to file his initial Form 3 with respect to his beneficial ownership of Bank Common Stock, but subsequently filed his Form 3 with respect to his beneficial ownership of the Common Stock on a timely basis.


_________________________________________________________________
                         OTHER MATTERS
_________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should pro-perly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

_________________________________________________________________
                         MISCELLANEOUS
_________________________________________________________________


     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 1996 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

_________________________________________________________________
                    STOCKHOLDER PROPOSALS
_________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 210 E. Fayette Avenue, Effingham, Illinois 62401-3613, no later than June 1, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Ronald R. Schettler

                           RONALD R. SCHETTLER
                           SECRETARY
Effingham, Illinois
October 28, 1996


_________________________________________________________________
                 ANNUAL REPORT ON FORM 10-KSB
_________________________________________________________________

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1996 AS FILED WITH THE SECURITIES EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, ILLINOIS COMMUNITY BANCORP, INC., 210 E. FAYETTE AVENUE, EFFINGHAM, ILLINOIS 62401-3613.

_________________________________________________________________


                         REVOCABLE PROXY

_________________________________________________________________
                   ILLINOIS COMMUNITY BANCORP, INC.
                         EFFINGHAM, ILLINOIS
_________________________________________________________________

                   ANNUAL MEETING OF STOCKHOLDERS
                          NOVEMBER 21, 1996

     The undersigned hereby appoints Gerald E. Ludwig, Douglas A. Pike and Michael F. Sehy, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of Illinois Community Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of Illinois Guarantee Savings Bank, 210 E. Fayette Avenue, Effingham, Illinois on Thursday, November 21, 1996 at 3:00 p.m., and at any and all adjournments thereof, as follows:

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------

  1.   The election as directors of all
       nominees listed below (except as
       marked to the contrary below).      [   ]         [    ]

       For a term expiring in 1998:

       Ronald R. Schettler

       For terms expiring in 1999:

       Garrett M. Andes, II
       Ernest E. Garbe
       Scott R. Kabbes

     INSTRUCTION:  To withhold your vote for
     any individual nominee, insert that
     nominee's name on the line provided below.

     ________________________________________

     The Board of Directors recommends a vote "FOR" the listed proposition.


_________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
_________________________________________________________________

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated October 28, 1996 and an Annual Report to
Stockholders.

Dated: _______________________, 1996


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.